UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2015

OUTERWALL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 20, 2015, Outerwall Inc. (the “Company”) issued a press release, which included a brief discussion regarding financial information relating to the Company, including certain guidance relating to fourth quarter and full-year 2014 and full-year 2015. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2015, the Board of Directors (the “Board”) of Outerwall Inc. (the “Company”) announced that Nora M. Denzel, a director of the Company, has been appointed by the Board to serve as Interim Chief Executive Officer of the Company, effective January 18, 2015, and that J. Scott Di Valerio has stepped down as the Company’s Chief Executive Officer, effective January 18, 2015, and resigned from the Board, effective January 19, 2015.

Ms. Denzel, age 52, has been a director of the Company since January 2013. While serving as Interim Chief Executive Officer, Ms. Denzel will continue serving on the Board but no longer serves on the Board’s independent audit committee and compensation committee.

From February 2008 through August 2012, Ms. Denzel held various management positions at Intuit Inc. (a provider of small business and consumer financial management software), including senior vice president of marketing, big data and social product design, and senior vice president and general manager of QuickBooks employee management business unit. From August 2000 to February 2006, Ms. Denzel served as senior vice president of the global software business unit and the storage and consulting divisions at Hewlett-Packard Company (a software and technology hardware provider). From February 1997 to August 2000, Ms. Denzel served as senior vice president, product operations, at Legato Systems Inc. (a data storage management software company). Ms. Denzel served as director, global storage software, at International Business Machines Corporation (a technology services, enterprise software and systems provider) from June 1984 to February 1997. Ms. Denzel served as a director of Overland Storage, Inc. (a provider of data management and protection products and services) from 2007 to 2013. Ms. Denzel is a member of the board of directors of Telefonaktiebolaget L.M. Ericsson (a telecommunications equipment and services provider), Saba Software, Inc. (a provider of learning and talent management solutions software and services), and Advanced Micro Devices, Inc. (a semiconductor company).

On January 18, 2015, the Company entered into an “at-will” employment arrangement with Ms. Denzel for her service as the Company’s Interim Chief Executive Officer (the “Interim CEO Agreement”), pursuant to which it agreed to pay Ms. Denzel a base salary of $65,000 per month (with a minimum of 6 months of salary to be paid) and a cash bonus of between 50-75% of base salary paid, to be determined by the compensation committee of the Board. The Company will reimburse Ms. Denzel for all reasonable expenses incurred by her in the course of her duties, including commuting and temporary relocation expenses, and she will be eligible to participate in employee benefit programs, such as medical, vision, and dental, during her tenure as Interim Chief Executive Officer. Ms. Denzel will receive a lump sum payment of $15,000 for transition expenses. Due to the temporary nature of this employment, pursuant to the Interim CEO Agreement, Ms. Denzel will not participate in any of the Company’s executive incentive plans, including equity programs. While Ms. Denzel serves as the Company’s Interim Chief Executive Officer, she will not be eligible to receive cash, equity, or any other compensation under the Company’s non-employee director compensation programs. If Ms. Denzel terminates her employment as Interim Chief Executive Officer at her accord prior to July 18, 2015 or is terminated for cause, she will receive base salary only for the period during which she was employed and will not receive the minimum base salary described above; if Ms. Denzel terminates her employment as Interim Chief Executive Officer at her accord or is terminated for cause, she will not receive the cash bonus described above.

The foregoing description of the Interim CEO Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Interim CEO Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

For additional information regarding Ms. Denzel, please review the relevant disclosures in the Company’s 2014 Proxy Statement, filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2014 (the “2014 Proxy Statement”), which disclosures are incorporated by reference herein.

Mr. Di Valerio is expected to continue his employment with the Company through the end of February 2015. For information regarding Mr. Di Valerio’s employment arrangement (including severance provisions), please review the relevant disclosures in the 2014 Proxy Statement, which disclosures are incorporated by reference herein. Mr. Di Valerio’s separation from the Company is a termination “without Cause” within the meaning of the Amended and Restated Employment Agreement, entered into on January 2, 2013 and effective as of April 1, 2013, between the Company and Mr. Di Valerio (which agreement has previously been filed with the SEC).

Item 7.01	Regulation FD Disclosure.

The press release relating to Ms. Denzel’s appointment as the Company’s Interim Chief Executive Officer and Mr. Di Valerio’s departure, as well as certain financial information relating to the Company, including certain guidance relating to fourth quarter and full-year 2014 and full-year 2015, is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and Item 2.02, including in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events, performance, results and actions, such as “will” and “expect,” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this Current Report on Form 8-K include statements regarding management succession matters and certain financial information, including updated guidance. Forward-looking statements are not guarantees of future performance and actual results may vary materially from the results expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company or its management, including those beyond the Company’s control. Such risks and uncertainties include, but are not limited to, execution and integration of management changes, actions by the Company’s board and management, changes resulting from completing our financial statements and guidance analysis processes, changes in strategic and financial objectives, and the ability to attract new retailers, penetrate new markets and distribution channels, and react to changing consumer demands. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect future performance, please review “Risk Factors” described in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Interim CEO Agreement between Outerwall Inc. and Nora M. Denzel, dated January 18, 2015.

99.1	Press Release, dated January 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTERWALL INC.

Date: January 20, 2015	By:	/s/ Donald R. Rench
Donald R. Rench
Chief Legal Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Interim CEO Agreement between Outerwall Inc. and Nora M. Denzel, dated January 18, 2015.

99.1	Press Release, dated January 20, 2015.